UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐       Preliminary Proxy Statement
☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☑       Definitive Additional Materials
☐       Soliciting Material Pursuant to §240.14a-12
Dr Pepper Snapple Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑      No fee required.
☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual DR PEPPER SNAPPLE GROUP, INC. For holders as of: 3/20/2009 Date: 5/19/2009 Time: 10:00 a.m. CDT Location: Dallas/Plano Marriott at Legacy Town Center 7120 Dallas Parkway Plano, TX 75024 Directions to the meeting can be located on our website at www.drpeppersnapplegroup.com under the Investor Center caption. Click on the Annual Meeting of Stockholders in the Events and Presentations section. You are receiving this communication because you hold shares in the company named above. DR PEPPER SNAPPLE GROUP, INC. This is not a ballot. You cannot use this notice to vote these shares. 5301 LEGACY DRIVE PLANO, TX 75024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com. You may request a paper copy or e-mail of the proxy materials by following the instructions on the reverse side. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M11938 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE:1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/5/2009. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting M11939 instructions up until 11:59 p.m. Eastern Time on May 18, 2009. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The purpose of the meeting is to vote on the following matters: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES 2. To approve and adopt the Management FOR CLASS I DIRECTOR IN PROPOSAL 1 Incentive Plan related to performance-AND “FOR” PROPOSALS 2, 3 AND 4. based incentive compensation for certain of our executive officers. 1. To elect three (3) Class I directors to hold office for a three year term and until 3. To ratify the appointment of Deloitte & their successors are duly elected and Touche as the Corporation’s independent qualified. registered public accounting firm for fiscal Nominees: year 2009. 1a. Pamela H. Patsley 4. To approve and adopt the Omnibus Stock Incentive Plan of 2009. 1b. M. Anne Szostak 5. To transact such other business as may properly come before the meeting. 1c. Michael F. Weinstein